EXHIBIT 10.29

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     This Second Amendment to Employment Agreement (this "Second Amendment"), dated as of October 29, 1999, is entered into by and between Apria Healthcare Group Inc. (the "Company") and Philip L. Carter (the "Executive").

     WHEREAS, the Company and the Executive have entered into an Employment Agreement dated as of May 5, 1998 and an Amendment to Employment Agreement dated as of January 1, 1999 (as so amended, the "Employment Agreement"); and

     WHEREAS, the Company, with the approval of its Board of Directors, now desires to further amend the Employment Agreement by changing the term of employment and increasing the Executive's compensation, and both parties wish to evidence and confirm such changes by amending the terms of the Employment Agreement as set forth below in this Second Amendment;

     NOW, THEREFORE, THIS SECOND AMENDMENT WITNESSETH:

1. Section I of the Employment Agreement is hereby amended, effective as of October 29, 1999, to read in its entirety as follows:

          "The Company hereby employs the Executive and the Executive hereby accepts such employment upon the terms and conditions hereinafter set forth. The term of the employment will continue until the Executive resigns or is terminated under Section IV of this Agreement."

2. The first sentence of Section III A of the Employment Agreement is hereby amended to read as follows:

          "The Company will pay to the Executive a base salary at the rate of $600,000 per year through December 31, 1999 and, commencing on January 1, 2000, at the rate of $650,000 per year."

3. Except as amended above, the Employment Agreement shall remain in full force and effect and, as so amended, is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

     APRIA HEALTHCARE GROUP INC.                 THE EXECUTIVE



By:
   ------------------------------                -------------------------------
   Ralph V. Whitworth,                           Philip L. Carter
   Chairman